UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.

On May 10, 2018, Hecla Mining Company (the “Company”) issued a news release announcing the Company’s first quarter 2018 financial results. The news release is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 7.01    Regulation FD Disclosure

On May 10, 2018, Hecla Mining Company will hold its first quarter 2018 financial results conference call. A slide presentation will be made in connection with the conference call, and will include slides regarding the Company’s proposed acquisition of Klondex Mines Ltd. The slides referencing Klondex are attached hereto as Exhibit 99.2 to this Form 8-K, and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01     Other Events

On May 10, 2018, the Company announced it would pay a dividend on its shares of common stock in the amount of $0.0025, to shareholders of record as of May 24, 2018, payable on or about June 4, 2018. In addition to the common stock dividend, the Company also announced it declared a dividend of $0.875 on its Series B Cumulative Convertible Preferred Stock to shareholders of record as of June 15, 2018, payable on or about July 2, 2018.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	News Release, dated May 10, 2018. *

99.2	Presentation slides referencing Klondex Mines Ltd. used in conference call on May 10, 2018. *

* Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      May 10, 2018

Hecla Mining Company

By:	/s/ David C. Sienko
David C. Sienko
Vice President & General Counsel